UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934

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SPARK NETWORKS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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For holders as of: April 25, 2016 Date: June 15, 2016 Time: 9:00 a.m. local time Location: 11150 Santa Monica Boulevard Suite 600 Los Angeles, California 90025 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. SPARK NETWORKS, INC. 11150 SANTA MONICA BOULEVARD SUITE 600 LOS ANGELES, CA 90025 E10627-P78249 See the reverse side of this notice to obtain  proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX. XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 1, 2016 to facilitate timely delivery. How To Vote E10628-P78249 Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the boxmarked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX

Voting Items The Board of Directors recommends that you vote "FOR" each of the director nominees listed in Proposal 1.The Board of Directors recommends that you vote "FOR" Proposals 2, 3, 4 and 5. 1. Election of Directors Nominees: 2. To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2016.  1a. Michael J. McConnell  1b. Lee K. Barba 3. To approve, on an advisory basis, the compensation paid to our named executive officers. 4. To approve the Company's 2016 Employee Stock Purchase Plan. 1c. Michael B. Brodsky5. To approve an amendment to the Company's 2007 Omnibus Incentive Plan. 1d. Ian V. Jacobs 1e. John H. Lewis The Board of Directors has no recommendation for the stockholder proposal that is provided below at Proposal 6. 1f. Jonathan R. Mather6. To vote on the stockholder proposal regarding hiring an investment bank to sell the company, if properly presented. 1g. Walter L. Turek NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. 1h. Michael S. Egan E10629-P78249

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